QuickLinks -- Click here to rapidly navigate through this document

As filed with the Securities and Exchange Commission on September 20, 2011

Registration No. 333-158778

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Post-Effective Amendment No. 2
to
Form S-3
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Bill Barrett Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	80-0000545 (I.R.S. Employer Identification Number)

1099 18th Street, Suite 2300
Denver, CO 80202
(303) 293-9100
(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Francis B. Barron
Executive Vice President—General Counsel and Secretary
Bill Barrett Corporation
1099 18th Street, Suite 2300
Denver, CO 80202
(303) 293-9100
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Christine B. LaFollette
Akin Gump Strauss Hauer & Feld LLP
1111 Louisiana Street, 44th Floor
Houston, TX 77002
(713) 220-5800

Approximate date of commencement of proposed sale to the public:
From time to time after the effective date of this Registration Statement.

        If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box:    ☐

        If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.    ☒

        If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

        If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

        If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.    ☒

        If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.    ☒

        Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of "large accelerated filer," "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act. (Check One):

Large accelerated filer ☒	Accelerated filer ☐	Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☐

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Amount to be Registered/ Proposed Maximum Aggregate Offering Price/Amount of Registration Fee(1)

Debt Securities

Common Stock (including attached preferred share purchase rights)

Stock Purchase Contracts

Stock Purchase Units

Preferred Stock

Depositary Shares representing Preferred Stock(2)

Securities Warrants

Guarantees of Debt Securities(3)

(1)
An indeterminate aggregate initial offering price or principal amount or number of the securities of each identified class is being registered as may from time to time be issued at indeterminate prices or upon conversion, exchange or exercise of securities registered hereunder to the extent any such securities are, by their terms, convertible into, or exchangeable or exercisable for, such securities. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities. Any securities registered hereunder may be sold separately or as units with other securities registered hereunder. In accordance with Rules 456(b) and 457(r), the Registrant is electing to defer payment of registration fees.

(2)
To be represented by Depositary Receipts representing a fractional interest in a share of Preferred Stock.

(3)
Subsidiaries of Bill Barrett Corporation may be guarantors of some or all of the debt securities being registered hereunder. Pursuant to Rule 457(n) under the Securities Act, no additional filing fee is required in connection with the guarantees of the debt securities being registered hereunder.

 TABLE OF SUBSIDIARY GUARANTOR REGISTRANTS

Exact Name of Additional Registrant as Specified in its Charter(1)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
GB Acquisition Corporation	Wyoming	45-2318047
Elk Production Uintah, LLC	Texas	20-1316919
Aurora Gathering, LLC	Texas	81-0673136
Bill Barrett CBM Corporation	Delaware	43-1971288
Circle B Land Company LLC	Colorado	20-3821675

(1)
The address, including zip code, and telephone number, including area code, for the co-registrants is 1099 18th Street, Suite 2300, Denver, Colorado 80202, (303) 293-9100.

 EXPLANATORY NOTE

        This Post-Effective Amendment No. 2 to the Registration Statement (File No. 333-158778) is being filed for the purpose of adding GB Acquisition Corporation, a Wyoming corporation, Aurora Gathering, LLC, a Texas limited liability company, and Elk Production Uintah, LLC, a Texas limited liability company, each a wholly-owned subsidiary of Bill Barrett Corporation, as Co-Registrants that are, or may potentially be, guarantors of some or all of the debt securities with respect to which offers and sales are registered under this Registration Statement. No changes or additions are being made hereby to the base prospectus that already forms a part of the Registration Statement. Accordingly, such base prospectus is being omitted from this filing.

 PART II
INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.    Other Expenses of Issuance and Distribution.

        The following table sets forth the fees and expenses in connection with the registration and distribution of the securities being registered hereunder, which will be paid by the Company. Except for the Securities and Exchange Commission ("SEC") registration fee, all amounts are estimates.

SEC registration fee	$	*
Accounting fees and expenses		**
Legal fees and expenses		**
Blue Sky fees and expenses (including legal fees)		**
Printing and Engraving expenses		**
Trustee, Transfer Agent and Registrar fees and expenses		**
Engineering fees		**
Miscellaneous expenses		**

Total	$	**

*
To be deferred pursuant to Rule 456(b) and calculated in connection with the offering of securities under this registration statement pursuant to Rule 457(r).

**
These fees are calculated based on the number of issuances and amount of securities offered and accordingly cannot be estimated at this time.

Item 15.    Indemnification of Directors and Officers.

        Section 102(b)(7) of the Delaware General Corporation Law ("DGCL") permits a corporation, in its certificate of incorporation, to limit or eliminate, subject to certain statutory limitations, the liability of directors to the corporation or its stockholders for monetary damages for breaches of fiduciary duty, except for liability (a) for any breach of the director's duty of loyalty to the corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the DGCL, or (d) for any transaction from which the director derived an improper personal benefit. Article Eighth of our Restated Certificate of Incorporation provides that the personal liability of directors of the registrant is limited to the fullest extent permitted by Section 102(b)(7) of the DGCL.

        Under Section 145 of the DGCL, a corporation has the power to indemnify directors and officers under certain prescribed circumstances and subject to certain limitations against certain costs and expenses, including attorneys' fees actually and reasonably incurred in connection with any action, suit or proceeding, whether civil, criminal, administrative or investigative, to which any of them is a party by reason of being a director or officer of the corporation if it is determined that the director or offer acted in accordance with the applicable standard of conduct set forth in such statutory provision. Article VIII of our bylaws provides that the registrant will indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by reason of the fact that he is or was a director, officer, employee or agent of the registrant, or is or was serving at the request of the registrant as a director, officer, employee or agent of another entity, against certain liabilities, costs and expenses. Article VIII further permits the registrant to maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the registrant, or is or was serving at the request of the registrant as a director, officer, employee or agent of another entity, against any liability asserted against such person and incurred by such person in any such capacity or arising out of his status as such, whether or not the registrant would have the power to indemnify such person against such liability under the DGCL. The registrant expects to maintain directors' and officers' liability insurance.

        We have indemnification agreements with our officers and directors that are intended to provide indemnification rights to the fullest extent permitted under applicable indemnification rights statutes in the State of Delaware and in addition to any other rights that the indemnitee may have under our certificate of incorporation, bylaws or applicable law.

Item 16.    Exhibits.

  (A)
  Exhibits:

Exhibit Number		Description of Exhibits
1.1	**	Form of Underwriting Agreement between the Company and the Underwriter(s) with respect to the Securities.

1.2	**	Form of Agency Agreement.

1.3	**	Form of Distribution Agreement.

4.1		Restated Certificate of Incorporation of Bill Barrett Corporation [Incorporated by reference to Exhibit 3.4 to the Company's Current Report on Form 8-K filed with the Commission on December 20, 2004.]

4.2		Bylaws of Bill Barrett Corporation. [Incorporated by reference to Exhibit 3.5 to the Company's Current Report on Form 8-K filed with the Commission on December 20, 2004.]

4.3		Specimen Certificate of Common Stock. [Incorporated by reference to Exhibit 4.1 to Amendment No. 1 to the Company's Registration Statement on Form 8-A filed with the Commission on December 20, 2004.]

4.4		Registration Rights Agreement, dated March 28, 2002, among Bill Barrett Corporation and the investors named therein. [Incorporated by reference to Exhibit 4.2 to the Company's Registration Statement on Form S-1 (File No. 333-114554).]

4.5		Stockholders' Agreement, dated March 28, 2002 and as amended to date, among Bill Barrett Corporation and the investors named therein. [Incorporated by reference to Exhibit 4.3 to the Company's Registration Statement on Form S-1 (File No. 333-114554).]

4.6		Rights Agreement concerning Shareholder Rights Plan, which includes as Exhibit A thereto the Form of Certificate of Designations of Series A Junior Participating Preferred Stock of Bill Barrett Corporation, and as Exhibit B thereto the Form of Right Certificate. [Incorporated by reference to Exhibit 4.4 to Amendment No. 1 to the Company's Registration Statement on Form 8-A filed with the Commission on December 20, 2004.]

4.7		Certificate of Designations of Series A Junior Participating Preferred Stock of Bill Barrett Corporation. [Incorporated by reference to Exhibit 3.2 to Amendment No. 1 to the Company's Registration Statement on Form 8-A filed with the Commission on December 20, 2004.]

4.8		Form of Right Certificate, included as Exhibit B to Exhibit 4.6 above.

4.9	***	Form of Indenture with respect to Senior Debt Securities.

4.10	***	Form of Indenture with respect to Subordinated Debt Securities.

4.11	**	Form of Designating Amendment for Preferred Stock.

4.12	**	Form of Preferred Stock Certificate.

Exhibit Number		Description of Exhibits
4.13	**	Form of Deposit Agreement.

4.14	**	Form of Depositary Receipt Certificate.

4.15	**	Form of Warrant Agreement between the Company and the Warrant Agent.

4.16	**	Form of Warrant Certificate.

4.17	**	Form of Stock Purchase Contract.

4.18	**	Form of Unit Agreement.

5.1	***	Opinion of Francis B. Barron, Executive Vice President—General Counsel and Secretary of Bill Barrett Corporation, regarding legality of securities being registered.

5.2	*	Opinion of Francis B. Barron, Executive Vice President—General Counsel and Secretary of Bill Barrett Corporation, regarding legality of the subsidiary guarantees covered by this Post-Effective Amendment No. 2 to Form S-3.

12.1	***	Computation of Ratio of Earnings to Fixed Charges.

23.1	*	Consent of Deloitte & Touche LLP.

23.2	*	Consent of Netherland, Sewell & Associates, Inc., Independent Petroleum Engineers.

23.3	*	Consent of Francis B. Barron, Executive Vice President—General Counsel and Secretary of Bill Barrett Corporation and Akin Gump Strauss Hauer & Feld LLP (contained in Exhibits 5.1 and 5.2).

23.4	*	Consent of Beatty & Wozniak, P.C. (contained in Exhibit 5.2).

24.1	***	Powers of Attorney for Bill Barrett Corporation (included on the signature page to the original Registration Statement and on the signature hereto).

24.2	***	Powers of Attorney for co-registrants Bill Barrett CBM Corporation and Circle B Land Company LLC (included on the signature page to Post-Effective Amendment No. 1 to the Registration Statement).

24.3	*	Powers of Attorney for co-registrants GB Acquisition Corporation, Elk Production Uintah, LLC, and Aurora Gathering, LLC (included on the signature page hereto).

25.1	***	Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of the Trustee under the Indenture with respect to Senior Debt Securities.

25.2	***	Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of the Trustee under the Indenture with respect to Subordinated Debt Securities.

*
Filed herewith.

**
To be filed by amendment or an exhibit to a Current Report on Form 8-K.

***
Previously filed as an exhibit to this Registration Statement.
  (B)
  Financial Statement Schedules:

        Not applicable.

Item 17.    Undertakings.

        The undersigned registrant hereby undertakes:

  (1)
  To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

  (i)
  To include any prospectus required by Section 10(a)(3) of the Securities Act;

  (ii)
  To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) under the Securities Act if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

  (iii)
  To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (1)(i), (1)(ii) and (1)(iii) do not apply if information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the SEC by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

  (2)
  That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

  (3)
  To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

  (4)
  That, for the purpose of determining liability under the Securities Act to any purchaser:

  (i)
  Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of this registration statement as of the date the filed prospectus was deemed part of and included in this registration statement; and

  (ii)
  Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5) or (b)(7) as part of this registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii) or (x) for the purpose of providing the information required by section 10(a) of the Securities Act shall be deemed to be part of and included in this registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of this registration statement relating to the securities in this registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of this registration statement or made in a document incorporated or deemed incorporated by reference into this registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in this registration statement or prospectus that was part of this registration statement or made in any such document immediately prior to such effective date.

  (5)
  That, for the purpose of determining liability of a registrant under the Securities Act to any purchaser in the initial distribution of the securities, each undersigned registrant undertakes that in a primary offering of securities of an undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

  (i)
  Any preliminary prospectus or prospectus of an undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

  (ii)
  Any free writing prospectus relating to the offering prepared by or on behalf of an undersigned registrant or used or referred to by an undersigned registrant;

  (iii)
  The portion of any other free writing prospectus relating to the offering containing material information about an undersigned registrant or its securities provided by or on behalf of an undersigned registrant; and

  (iv)
  Any other communication that is an offer in the offering made by an undersigned registrant to the purchaser.

        The undersigned registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the SEC under Section 305(b)(2) of the Trust Indenture Act.

        The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        Insofar as indemnification by the registrant for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered hereunder, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on September 20, 2011.

Bill Barrett Corporation
By:	/s/ Fredrick J. Barrett Fredrick J. Barrett, Chairman, Chief Executive Officer and President

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on September 20, 2011.

Signature		Title
/s/ Fredrick J. Barrett Fredrick J. Barrett		Chairman of the Board of Directors, Chief Executive Officer and President (Principal Executive Officer)
/s/ Robert W. Howard Robert W. Howard		Chief Financial Officer and Treasurer (Principal Financial Officer)
/s/ David R. Macosko David R. Macosko		Senior Vice President—Accounting (Principal Accounting Officer)
* James M. Fitzgibbons		Director
* Jim W. Mogg		Director
* Randy Stein		Director
* Michael E. Wiley		Director
*By:	/s/ Fredrick J. Barrett Fredrick J. Barrett, Attorney-in-Fact

 POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENT, that each person whose signature appears below constitutes and appoints Fredrick J. Barrett, Robert W. Howard, and Francis B. Barron, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, from such person and in each person's name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and to sign and file any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on September 20, 2011.

Signature	Title
/s/ William F. Owens William F. Owens	Director
/s/ Edmund O. Segner, III Edmund O. Segner, III	Director

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, each of Bill Barrett CBM Corporation, Circle B Land Company LLC, GB Acquisition Corporation, Elk Production Uintah, LLC and Aurora Gathering, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on September 20, 2011.

BILL BARRETT CBM CORPORATION CIRCLE B LAND COMPANY LLC GB ACQUISITION CORPORATION ELK PRODUCTION UINTAH, LLC AURORA GATHERING, LLC
By:	/s/ Fredrick J. Barrett Fredrick J. Barrett, Chief Executive Officer

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENT, that each person whose signature appears below constitutes and appoints Fredrick J. Barrett, Robert W. Howard, and Francis B. Barron, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, from such person and in each person's name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and to sign and file any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on September 20, 2011.

Signature	Title
/s/ Fredrick J. Barrett Fredrick J. Barrett	Chief Executive Officer, President and Director of
Bill Barrett CBM Corporation
Chief Executive Officer, President and Manager of
Circle B Land Company LLC
Chief Executive Officer, President and Director of
GB Acquisition Corporation
Chief Executive Officer, President and Manager of
Elk Production Uintah, LLC
Chief Executive Officer, President and Manager of
Aurora Gathering, LLC
(Principal Executive Officer)
/s/ Robert W. Howard Robert W. Howard
Chief Financial Officer and Treasurer of Bill Barrett CBM Corporation, Circle B Land Company LLC, GB Acquisition Corporation, Elk Production Uintah, LLC and Aurora Gathering, LLC (Principal Financial Officer)

Signature	Title
/s/ Francis B. Barron Francis B. Barron	Executive Vice President—General Counsel, Secretary and
Director of Bill Barrett CBM Corporation
Executive Vice President—General Counsel, Secretary and
Manager of Circle B Land Company LLC
Executive Vice President—General Counsel, Secretary and
Director of GB Acquisition Corporation
Executive Vice President—General Counsel, Secretary and
Manager of Elk Production Uintah, LLC
Executive Vice President—General Counsel, Secretary and
Manager of Aurora Gathering, LLC
/s/ David R. Macosko David R. Macosko
Senior Vice President—Accounting of Bill Barrett CBM Corporation, Circle B Land Company LLC, GB Acquisition Corporation, Elk Production Uintah, LLC and Aurora Gathering, LLC (Principal Accounting Officer)
/s/ R. Scot Woodall R. Scot Woodall
Chief Operating Officer and Director of
Bill Barrett CBM Corporation
Chief Operating Officer and Manager of
Circle B Land Company LLC
Chief Operating Officer and Director of
GB Acquisition Corporation
Chief Operating Officer and Manager of
Elk Production Uintah, LLC
Chief Operating Officer and Manager of
Aurora Gathering, LLC

 EXHIBIT INDEX

Exhibit Number		Description of Exhibits
1.1	**	Form of Underwriting Agreement between the Company and the Underwriter(s) with respect to the Securities.

1.2	**	Form of Agency Agreement.

1.3	**	Form of Distribution Agreement.

4.1		Restated Certificate of Incorporation of Bill Barrett Corporation [Incorporated by reference to Exhibit 3.4 to the Company's Current Report on Form 8-K filed with the Commission on December 20, 2004.]

4.2		Bylaws of Bill Barrett Corporation. [Incorporated by reference to Exhibit 3.5 to the Company's Current Report on Form 8-K filed with the Commission on December 20, 2004.]

4.3		Specimen Certificate of Common Stock. [Incorporated by reference to Exhibit 4.1 to Amendment No. 1 to the Company's Registration Statement on Form 8-A filed with the Commission on December 20, 2004.]

4.4		Registration Rights Agreement, dated March 28, 2002, among Bill Barrett Corporation and the investors named therein. [Incorporated by reference to Exhibit 4.2 to the Company's Registration Statement on Form S-1 (File No. 333-114554).]

4.5		Stockholders' Agreement, dated March 28, 2002 and as amended to date, among Bill Barrett Corporation and the investors named therein. [Incorporated by reference to Exhibit 4.3 to the Company's Registration Statement on Form S-1 (File No. 333-114554).]

4.6		Rights Agreement concerning Shareholder Rights Plan, which includes as Exhibit A thereto the Form of Certificate of Designations of Series A Junior Participating Preferred Stock of Bill Barrett Corporation, and as Exhibit B thereto the Form of Right Certificate. [Incorporated by reference to Exhibit 4.4 to Amendment No. 1 to the Company's Registration Statement on Form 8-A filed with the Commission on December 20, 2004.]

4.7		Certificate of Designations of Series A Junior Participating Preferred Stock of Bill Barrett Corporation. [Incorporated by reference to Exhibit 3.2 to Amendment No. 1 to the Company's Registration Statement on Form 8-A filed with the Commission on December 20, 2004.]

4.8		Form of Right Certificate, included as Exhibit B to Exhibit 4.6 above.

4.9	***	Form of Indenture with respect to Senior Debt Securities.

4.10	***	Form of Indenture with respect to Subordinated Debt Securities.

4.11	**	Form of Designating Amendment for Preferred Stock.

4.12	**	Form of Preferred Stock Certificate.

4.13	**	Form of Deposit Agreement.

4.14	**	Form of Depositary Receipt Certificate.

4.15	**	Form of Warrant Agreement between the Company and the Warrant Agent.

4.16	**	Form of Warrant Certificate.

4.17	**	Form of Stock Purchase Contract.

Exhibit Number		Description of Exhibits
4.18	**	Form of Unit Agreement.

5.1	***	Opinion of Francis B. Barron, Executive Vice President—General Counsel and Secretary of Bill Barrett Corporation, regarding legality of securities being registered.

5.2	*	Opinion of Francis B. Barron, Executive Vice President—General Counsel and Secretary of Bill Barrett Corporation, regarding legality of the subsidiary guarantees covered by this Post-Effective Amendment No. 2 to Form S-3.

12.1	***	Computation of Ratio of Earnings to Fixed Charges.

23.1	*	Consent of Deloitte & Touche LLP.

23.2	*	Consent of Netherland, Sewell & Associates, Inc., Independent Petroleum Engineers.

23.3	*	Consent of Francis B. Barron, Executive Vice President—General Counsel and Secretary of Bill Barrett Corporation and Akin Gump Strauss Hauer & Feld LLP (contained in Exhibits 5.1 and 5.2).

23.4	*	Consent of Beatty & Wozniak, P.C. (contained in Exhibit 5.2).

24.1	***	Powers of Attorney for Bill Barrett Corporation (included on the signature page to the original Registration Statement and on the signature page hereto).

24.2	***	Powers of Attorney for co-registrants Bill Barrett CBM Corporation and Circle B Land Company LLC (included on the signature page to Post-Effective Amendment No. 1 to the Registration Statement).

24.3	*	Powers of Attorney for co-registrants GB Acquisition Corporation, Elk Production Uintah, LLC, and Aurora Gathering, LLC (included on the signature page hereto).

25.1	***	Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of the Trustee under the Indenture with respect to Senior Debt Securities.

25.2	***	Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of the Trustee under the Indenture with respect to Subordinated Debt Securities.

*
Filed herewith.

**
To be filed by amendment or an exhibit to a Current Report on Form 8-K.

***
Previously filed as an exhibit to this Registration Statement.

QuickLinks

TABLE OF SUBSIDIARY GUARANTOR REGISTRANTS
EXPLANATORY NOTE
PART II INFORMATION NOT REQUIRED IN PROSPECTUS
  Item 14. Other Expenses of Issuance and Distribution.
  Item 15. Indemnification of Directors and Officers.
  Item 16. Exhibits.
  Item 17. Undertakings.
SIGNATURES
POWER OF ATTORNEY
SIGNATURES
POWER OF ATTORNEY
EXHIBIT INDEX